UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 13, 2025
NAUTICUS ROBOTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40611	87-1699753
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
17146 Feathercraft Lane, Suite 450, Webster, TX 77598
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (281) 942-9069
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	KITT	The Nasdaq Stock Market LLC
Warrants	KITTW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On March 13, 2025, the audit committee of the board of directors (the “Audit Committee”) of Nauticus Robotics, Inc., a Delaware corporation (the “Company”), after discussion with management, concluded that the Company’s previously issued unaudited condensed consolidated financial statements and related footnote disclosures for (i) the three months ended March 31, 2024 included in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2024, originally filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 14, 2024 (the “Q1 Form 10-Q”), (ii) the three and six months ended June 30, 2024 included in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2024, originally filed with the SEC on August 14, 2024 (the “Q2 Form 10-Q”) and (iii) the three and nine months ended September 30, 2024 included in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2024, originally filed with the SEC on November 12, 2024 (the “Q3 Form 10-Q” and such affected periods, the “Affected Periods”), should no longer be relied upon due to the accounting matter described below and should be amended and restated. Similarly, any previously issued or filed reports, earnings releases, and investor presentations or other communications describing the Company’s unaudited condensed consolidated financial statements and other related financial information covering the Affected Periods should no longer be relied upon

The accounting matter relates to the incorrect accounting treatment for debt accounting related to the January 30, 2024 transaction whereby the then existing 5% original issue discount senior secured convertible debentures (the “Original Debenture”) were exchanged for a new original issue discount exchanged senior secured convertible debenture due September 9, 2026 (the “New Debenture”). The Company previously used debt modification accounting for this transaction but it has since been determined that extinguishment accounting should have been used.

As such, the Company will restate its financial statements for the Affected Periods in an amendment to the Q1 Form 10-Q, Q2 Form 10-Q and Q3 Form 10-Q, respectively, to be filed as soon as practicable.

The Company currently estimates that the impact of the accounting matter will result in changes in Q1 2024, Q2 2024 and Q3 2024 for Notes Payable, Interest Expense and Change in fair value of new convertible debentures, all on a non-cash basis. This debt was extinguished in Q4 2024 as it was converted to preferred shares so has a zero value as of the end of Q4 2024.

The table below illustrates a summary of the changes on the debt treatment, by comparing what was previously issued with what will be included in the restated financials in the amendment to the Q1 Form 10-Q, Q2 Form 10-Q and Q3 Form 10-Q, respectively. As a result of electing to use fair value accounting for the debt instrument, any interest and capitalized debt costs previously recorded will be reversed and will be considered as part of the fair value calculation. The exact values and accounts impacted are still under determination and other accounts including but not limited to interest expense will be included in the restatement.

This table also includes the end position as of 2024 when this debt was converted into preferred shares pursuant to an exchange agreement on December 27, 2024.

Previously Reported
	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024
Debenture Value	$36,530,320	$36,530,320	$34,336,089	$30,911,089	$—
Debt Discount	$(16,593,357)	$(15,443,684)	$(13,457,428)	$(11,005,493)	$—

As Restated
	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024
Original Debenture Value	$36,530,320	$—	$—	$—	$—
New Debenture Value *	$—	[Fair Value]	[Fair Value]	[Fair Value]	$—
Debt Discount	$(16,593,357)	$—	$—	$—	$—

*The face value of the New Debenture is $36,530,230, but the fair value of this instrument at the end of each quarterly period has not been finally determined.

In connection with the restatement of the Company’s unaudited condensed consolidated financial statements for the Affected Periods, the Company determined it is appropriate to correct for certain other previously identified immaterial errors.

The Company’s management has previously concluded and disclosed that the Company’s disclosure controls and procedures were not effective due to the existence of material weaknesses, including in the Company’s internal control over financial reporting (“ICFR”). The Company is evaluating the impact of the accounting treatment described above on its ICFR and reporting and may identify incremental material weaknesses during the periods covered by such reports.

The management of the Company have discussed the matters disclosed in this Current Report on Form 8-K with the Company’s independent registered public accounting firm.

Cautionary Language Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended (the “Act”), and the Private Securities Litigation Reform Act of 1995, as amended, and are intended to enjoy the protection of the safe harbor for forward-looking statements provided by federal securities laws. These forward-looking statements include statements regarding the effects of the restatement of the Company’s past financial statements and the filing of the Company’s amended periodic reports, the impact of the Company’s potential material weaknesses in ICFR and the Company’s disclosure controls and procedures on its financial statements and other public disclosures and related matters. These statements may be preceded by, followed by, or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates,” “intends,” or “continue” or similar expressions. Forward-looking statements inherently involve risks and uncertainties that may cause actual events, results, or performance to differ materially from those indicated by such statements. These forward-looking statements are based on management’s current expectations and beliefs, as well as a number of assumptions concerning future events. There can be no assurance that the events, results, or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and the Company is not under any obligation and expressly disclaims any obligation, to update, alter, or otherwise revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law. Readers should carefully review the statements set forth in the reports which the Company has filed or will file from time to time with the SEC for a more complete discussion of the risks and uncertainties facing the Company and that could cause actual outcomes to be materially different from those indicated in the forward-looking statements made by the Company, in particular the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in documents filed from time to time with the SEC, including the Company’s Annual Report on Form 10-K filed with the SEC on April 10, 2024. Should one or more of these risks, uncertainties, or other factors materialize, or should assumptions underlying the forward-looking information or statements prove incorrect, actual results may vary materially from those described herein as intended, planned, anticipated, believed, estimated, or expected.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 19, 2025	Nauticus Robotics, Inc.

	By:	/s/ John Symington
		Name:	John Symington
		Title:	General Counsel